Fair Value of Financial Instruments	6 Months Ended
Jun. 30, 2012
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments

Note 19. Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments (in millions):

		June 30, 2012		December 31, 2011
	Hierarchy Level	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets:
Restricted cash	1	$3	$3	$2	$2
VOI notes receivable	3	145	175	93	109
Securitized vacation ownership notes receivable	3	381	470	446	551
Other notes receivable	3	22	22	26	26

Total financial assets		$551	$670	$567	$688

Liabilities:
Long-term debt	1	$1,652	$1,919	$2,194	$2,442
Long-term securitized debt	3	332	350	402	412

Total financial liabilities		$1,984	$2,269	$2,596	$2,854

Off-Balance sheet:
Letters of credit	2	$—	109	$—	$171
Surety bonds	2	—	78	—	21

Total Off-Balance sheet		$—	$187	$—	$192

As previously discussed, on January 1, 2012, the Company adopted ASU No. 2011-04. As a result, the Company has disclosed on a prospective basis the financial hierarchy that prioritizes inputs to valuation techniques as described in ASC No. 820, Fair Value Measurements and Disclosures.

The Company believes the carrying values of its financial instruments related to current assets and liabilities approximate fair value. The Company records its derivative assets and liabilities at fair value. See Note 8 for recorded amounts and the method and assumption used to estimate fair value.

The carrying value of the Company’s restricted cash approximates its fair value. The Company estimates the fair value of its VOI notes receivable and securitized VOI notes receivable using assumptions related to current securitization market transactions. To gain additional comfort on the value, the amount is then compared to a discounted expected future cash flow model using a discount rate commensurate with the risk of the underlying notes, primarily determined by the credit worthiness of the borrowers based on their FICO scores. The results of these two methods are then evaluated to conclude on the estimated fair value. The fair value of other notes receivable is estimated based on terms of the instrument and current market conditions. These financial instrument assets are recorded in the other assets line item in the Company’s consolidated balance sheet.

The Company estimates the fair value of its publicly traded debt based on the bid prices in the public debt markets. The carrying amount of its floating rate debt is a reasonable basis of fair value due to the variable nature of the interest rates. The Company’s non-public, securitized debt, and fixed rate debt fair value is determined based upon discounted cash flows for the debt rates deemed reasonable for the type of debt, prevailing market conditions and the length to maturity for the debt.

The fair values of the Company’s letters of credit and surety bonds are estimated to be the same as the contract values based on the nature of the fee arrangements with the issuing financial institutions.